SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of December 6, 2023 (the “Second Amendment Effective Date”) among ITT Inc., an Indiana corporation (the “Company”), the Borrowing Subsidiaries party hereto, each Lender party hereto, and Bank of America, N.A., as the Administrative Agent.
WHEREAS, the Borrowers, the Lenders from time to time party thereto, Bank of America, N.A., as the Administrative Agent, the L/C Issuer, and a U.S. Swing Line Lender, each other U.S. Swing Line Lender from time to time party thereto, and each Euro Swing Line Lender from time to time party thereto, entered into that certain Credit Agreement, dated as of August 5, 2021 (as amended, restated, amended and restated, supplemented, extended, replaced or otherwise modified from time to time prior to the Second Amendment Effective Date, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”);
WHEREAS, the Borrowers have requested that the Existing Credit Agreement be amended as set forth below, subject to the terms and conditions specified in this Amendment; and
WHEREAS, the parties hereto are willing to amend the Existing Credit Agreement, subject to the terms and conditions specified in this Amendment.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Defined Terms. Each capitalized term used and not otherwise defined herein shall have the meaning set forth in the Existing Credit Agreement. The provisions of Section 1.02 of the Existing Credit Agreement shall apply to this Amendment, mutatis mutandis.
SECTION 2. Amendments to Existing Credit Agreement.
(a)    The following definitions are hereby added to Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical order:
“ITT Italia” means ITT Italia s.r.l., an entity organized under the laws of Italy.
“ITT Italia Indebtedness” means unsecured Indebtedness incurred by ITT Italia, the proceeds of which will be used for general corporate purposes, including to finance the Acquisition by ITT Italia of one hundred percent (100%) of the outstanding share capital of Svanehøj Group A/S (Svanehøj), a company organized under the laws of Denmark.

(b)    Section 7.01 of the Existing Credit Agreement is hereby (i) amended to delete the “and” at the end of subclause (h) thereof, (ii) amended to re-style subclause (i) thereof as subclause (j), and new subclause (j) is amended as set forth below, and (iii) amended to add a new subclause (i) immediately following subclause (h) thereof to read as follows:

(i)    (i) the ITT Italia Indebtedness, and any extensions, renewals or replacements thereof (A) that do not increase the outstanding principal amount thereof, and (B) so long as no additional Subsidiaries will be added as obligors or guarantors in respect of such Indebtedness in connection with any such extension, renewal or replacement; provided, that, the aggregate principal amount of the Indebtedness incurred pursuant to this Section 7.01(i)(i) outstanding at any time shall not exceed €300,000,000 (or the equivalent thereof at the time of the incurrence of such Indebtedness); and (ii) obligations (contingent or otherwise) existing under any Hedging Agreement entered into in connection with the Indebtedness permitted pursuant to Section 7.01(i)(i), so long as such obligations are (or were) entered into in the ordinary course of business and not for purposes of speculation; and
(j) other Priority Indebtedness; provided, that, the aggregate principal amount of all such Priority Indebtedness outstanding at any time, when taken together (and without duplication) with the aggregate principal amount of all obligations outstanding at such time and secured by Liens incurred in reliance on Section 7.02(h), shall not exceed the greater of (i) $250,000,000, and (ii) an amount equal to twelve and one-half percent (12.5%) of Consolidated Net Tangible Assets.
(c)    The reference to “Priority Indebtedness” in the proviso to Section 7.02(h) of the Existing Credit Agreement is hereby amended to read “Priority Indebtedness incurred in reliance on Section 7.01(j) and”.
SECTION 3.    Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Company and, solely as to itself, each Borrowing Subsidiary represents and warrants, on and as of the Second Amendment Effective Date, that:
(a)    This Amendment has been duly authorized, executed and delivered by it, and this Amendment and the Amended Credit Agreement constitute its legal, valid and binding obligations, enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    Before or after the effectiveness of the amendments provided for herein, the representations and warranties contained in the Amended Credit Agreement (except for those contained in Section 5.05(b) and Section 5.06(a) of the Amended Credit Agreement) or any other Loan Document (with all references therein to the “Transactions” being deemed to include the execution, delivery, performance and effectiveness of this Amendment) shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 3(b), the representations and warranties contained in Section 5.05(a) of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.03(a) and (b), respectively, of the Existing Credit Agreement.
(c)    No Default or Event of Default has occurred and is continuing on and as of the Second Amendment Effective Date (either before or after the effectiveness of the amendments provided for herein).
SECTION 4.    Effectiveness. This Amendment shall be effective upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by each Borrower, Lenders constituting the Required Lenders, and the Administrative Agent.
SECTION 5.    Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable, documented out-of-pocket expenses in connection with this Amendment, including the reasonable, documented out-of-pocket fees, charges and disbursements of Moore & Van Allen PLLC, counsel for the Administrative Agent.
SECTION 6.    Reaffirmation. Each Borrower hereby consents to this Amendment and hereby agrees that, notwithstanding the effectiveness of this Amendment, its obligations (including its guarantees) under the Loan Documents to which it is a party shall continue to be in full force and effect.
SECTION 7.    Effect of Amendment.
(a)    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Lenders, the L/C Issuer, the U.S. Swing Line Lenders, or the Euro Swing Line Lenders under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which shall continue in full force and effect in accordance with the provisions thereof. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances, except as expressly set forth herein.
(b)    On and after the Second Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, shall refer to the Amended Credit Agreement and the term “Credit Agreement”, as used in each Loan Document, shall mean the Amended Credit Agreement.
(c)    This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.
SECTION 8.    Applicable Law; Jurisdiction; Venue; Waiver of Jury Trial. THE PROVISIONS OF SECTIONS 11.14 AND 11.15 OF THE EXISTING CREDIT AGREEMENT

ARE INCORPORATED INTO THIS AMENDMENT, MUTATIS MUTANDIS, WITH THE SAME EFFECT AS IF SET FORTH IN FULL HEREIN.
SECTION 9.    Electronic Execution; Electronic Records; Counterparts. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures, including facsimile or .pdf, and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts shall be one and the same Amendment. For the avoidance of doubt, subject to Section 11.17 of the Existing Credit Agreement, the authorization under this Section 9 may include use or acceptance by the Administrative Agent of a manually signed counterpart of this Amendment which has been converted into electronic form (such as scanned into .pdf), or an electronically signed counterpart of this Amendment converted into another format, for transmission, delivery and/or retention.
SECTION 10.    Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 11.    Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
BORROWERS: ITT INC.,
an Indiana corporation
By: /s/ Michael Savinelli
Name: Michael Savinelli
Title: Vice President, Treasurer, Chief Tax Officer and Assistant Secretary
ITT INDUSTRIES LUXEMBOURG S.À R.L.,
a société à responsabilité limitée organized under the laws of the Grand Duchy of Luxembourg
By: /s/ Michael Savinelli
Name: Michael Savinelli
Title: Class A Manager

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A.,
as the Administrative Agent
By: /s/ Michelle D. Diggs
Name: Michelle D. Diggs
Title: Officer

LENDERS: BANK OF AMERICA, N.A.,
as a Lender
By: /s/ Donald K. Bates
Name: Donald K. Bates
Title: Senior Vice President

BNP PARIBAS,
as a Lender
By: /s/ Tony Baratta
Name: Tony Baratta
Title: Managing Director
By: /s/ Monica Tilani
Name: Monica Tilani
Title: Director

CITIBANK, N.A.,
as a Lender
By: /s/ Daniel Boselli
Name: Daniel Boselli
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By: /s/ Daniel E. Von Herzen, CFA
Name: Daniel E. Von Herzen, CFA
Title: Authorized Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Steven Chen
Name: Steven Chen
Title: Vice President

ING BANK N.V., DUBLIN BRANCH,
as a Lender
By: /s/ Louise Gough
Name: Louise Gough
Title: Vice President
By: /s/ Padraig Matthews
Name: Padraig Matthews
Title: Director

COMMERZBANK AG, NEW YORK BRANCH,
as a Lender
By: /s/ Robert Sullivan
Name: Robert Sullivan
Title: Vice President
By: /s/ Jeff Sullivan
Name: Jeff Sullivan
Title: Vice President

INTESA SANPAOLO S.P.A., NEW YORK BRANCH,
as a Lender
By: /s/ Jordan Schweon
Name: Jordan Schweon
Title: Managing Director
By: /s/ Jennifer Feldman Facciola
Name: Jennifer Feldman Facciola
Title: Business Director